Munder Large-Cap Value Fund

Class A, B, C, K, R & Y Shares

Supplement Dated April 30, 2007

to Prospectus Dated October 31, 2006

Effective immediately, investors are advised that John S. Adams will no longer serve as part of the Fund’s portfolio management team in order to allow him to fully dedicate his time to his role as Chief Executive Officer and Chief Investment Officer of Munder Capital Management. John Kreiter and Joseph Skornicka, who has had final investment decision authority for the Fund since April 2006, will continue to be the portfolio managers for the Fund. Information about Mr. Kreiter and Mr. Skornicka begins on page 24 of the Prospectus

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE